                                                                    EXHIBIT 10.4

$700,000.00                                                    November 27, 1998


                                  REPLACEMENT
                                PROMISSORY NOTE
                                   (Secured)


     FOR VALUE RECEIVED, ORCA TECHNOLOGIES, INC., a Utah corporation, TELEVAR INC., a Washington corporation, MONITRx, INC., a Utah corporation, and DIGITAL NETWORK ASSOCIATES, INC., a Utah corporation (hereinafter collectively "Borrower"), promises to UTCO ASSOCIATES, LTD., a Utah limited partnership (hereinafter "Lender"), as follows:

     1.  Principal and Interest.  Borrower promises to pay to Lender or its
         ----------------------
order at 230 West 200 South, Suite 2601, P.O. Box 3683, Salt Lake City, Utah 84101, in lawful money of the United States of America, the principal sum of SEVEN HUNDRED THOUSAND DOLLARS ($700,000.00) together with interest on the unpaid principal balance thereon from the date hereof until paid in full at a rate of eighteen percent (18%) per annum (compounded monthly).

     2.  Nature of Indebtedness.  This Note evidences a loan to Borrower for
         -----------------------
Borrower's use in purchasing equipment and for short-term operating capital. No part of the proceeds of this Note shall be used for personal, family, household, consumer or other purposes.

     3.  Repayment.  Borrower shall pay principal and interest as follows:
         ----------

         a. The entire unpaid principal balance, together with accrued interest thereon, shall be due and payable on or before February 28, 1999 (the "Original Maturity Date"); provided that Borrower may extend the maturity of this Note as follows if it is not in default under the loan documents executed in connection herewith:

               (i) Borrower may extend the maturity of this Note to March 31, 1999 (the "First Extended Maturity Date") by providing written notice to Lender and paying a one percent (1%) fee ($7,000.00) prior to the Original Maturity Date.

               (ii) If Borrower has previously extended the maturity of this Note to the First Extended Maturity Date, Borrower may further extend the maturity of this Note April 30, 1999 (the "Second Extended Maturity Date") by providing written notice to Lender and paying a one and one-half percent (1.5%) fee ($10,500.00) prior to the First Extended Maturity Date.

               (iii) If Borrower has previously extended the maturity of this
                     Note to the Second Extended Maturity Date, Borrower may further extend the maturity of this Note to May 30, 1999 by providing written


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                     notice to Lender and paying a two percent (2%) fee
                     ($14,000.00) prior to the Second Extended Maturity Date.

          b. Borrower shall pay interest-only payments on the first (1st) day of each month, commencing on the first day of the first full month following the date hereof.

          c. All payments received shall be applied first to any late charges, attorneys fees and other such costs, second to accrued interest, and the balance, if any, to the reduction of principal.

     4.   Fees.  In addition to the foregoing, Borrower shall pay to Lender (i)
          ----
reasonable attorneys' fees incurred by Lender in connection herewith, and (ii) a closing fee of $21,000.00 upon execution of this Note; provided, however, that Lender has previously received payment of $5,000.00 toward said closing fee.

     5.   Representations and Warranties.  In order to induce Lender to make the
          -------------------------------
loan contemplated herein, Borrower represents and warrants to Lender as follows:

          a. The execution, delivery and performance of this Note will not violate any provision of any applicable law, regulation, order, judgment, decree, contract, security agreement, deed of trust, mortgage, agreement or undertaking to which Borrower is a party or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of any lien on its assets.

          b. There is no action, suit, investigation or proceeding pending, or to the knowledge of Borrower, threatened, against Borrower or any of its assets, which, if adversely determined would have a material adverse effect on the financial condition of Borrower.

          c. No information or report furnished by Borrower to Lender (whether directly or indirectly, through an agent, or otherwise) in connection with this Note contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

          d. Televar, Inc., MONITRx , Inc. and Digital Network Associates, Inc. (the "Subsidiaries") are subsidiary companies of Orca Technologies, Inc. ("Orca"). Orca owns all of the issued and outstanding shares in the Subsidiaries.

          e. Borrower owns the personal property that is the subject of the Security Agreement between Borrower and Lender dated as of the date hereof. Borrower has granted to Lender a valid, enforceable first position security interest in the personal property pursuant to the above-referenced Security Agreement.

          f. Within five (5) days after the filing of any report with the Securities and Exchange Commission under the Securities Act of 1934, as amended, Borrower will provide Lender with a complete copy thereof.

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

     6.   Covenants.  Borrower covenants and agrees with Lender as follows:
          ----------

          a. Borrower shall notify Lender (i) of any default under the terms of this Note or the Security Agreement and/or (ii) of any litigation, proceeding or development which may have a material adverse affect on Borrower's ability to perform under the terms of this Note or any assignment or security agreement given in connection herewith.

          b. Borrower shall duly observe and conform to all valid requirements of any governmental authority relative to the conduct of its business or to its properties or assets.

          c. Borrower shall not sell, assign, convey, hypothecate, pledge, or alienate its interest in its personal property or any part thereof, or permit any divestiture of title, whether voluntary or involuntary, without Lender's prior written consent, which consent shall not be unreasonably withheld.

          d. Borrower shall duly observe and conform to all terms and conditions of any and all loan agreements, promissory notes, security agreements and the like between Borrower and third parties pertaining to its personal property.

     7.   Events of Default.  An Event of Default shall occur if any of the
          ------------------
following events shall occur:

          a. Failure to pay any principal or interest hereunder or under any other obligation between Borrower, as debtor, and Lender, as creditor, whether created before, concurrent with or after the date hereof, within five (5) calendar days after such payment becomes due.

          b. Any representation or warranty made by Borrower in this Note or otherwise delivered to Lender in connection with this Note is untrue in any material respect at the time when made.

          c. Any of the documents executed and delivered in connection herewith shall for any reason cease to be in full force and effect.

          d. Filing by Borrower of a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, adjustment, readjustment of debts or any other relief under the Bankruptcy Code as amended or any insolvency act or law, state or federal, now or hereafter existing.

          e. Filing of an involuntary petition against Borrower in bankruptcy or seeking reorganization, arrangement, readjustment of debts or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for 60 days undismissed, unbonded, or undischarged.

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

          f. All or any substantial part of the property of Borrower shall be condemned, seized or otherwise appropriated or custody or control of such property shall be assumed by any governmental agency or any court of competent jurisdiction and shall be retained for a period of 30 days.

          g. There is a default in any term, condition, or covenant hereof, or contained in any document given in connection herewith.

     8.   Remedies.  Upon default by Borrower as defined above, Lender may
          ---------
declare the entire unpaid balance, together with accrued interest, to be immediately due and payable without presentment, demand, protest or other notice of any kind and may take such other actions as permitted by law and specified in the documents executed and delivered in connection herewith. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Note. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege provided at law, in equity, or by contract. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies. Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs, and reasonable attorney's fees, including such expenses incurred before legal action or bankruptcy proceedings, during the pendency thereof, and continuing to all such expenses in connection with appeals to high courts arising out of matters associated herewith.

     9.   Late Charge for Overdue Payments.  If Lender has not received the full
          --------------------------------
amount of any payment by the end of five (5) calendar days after the date it is due, Borrower will pay a late charge to Lender. The amount of the charge will be ten percent (10%) of Borrower's overdue payment of principal and/or interest. The late penalty shall apply to the interest-only payments and the payments due on the maturity date, if not paid when due. Borrower will pay this late charge promptly but only once on each late payment. In addition, if this Note is in default, the interest rate will increase to thirty-six percent (36%) per annum during the time the loan is in default. Such amount will be compounded monthly.

     10.  Maximum Loan Charges.  If a law, that applies to this loan and sets
          --------------------
maximum loan charges is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceeds any permitted legal limits, then: (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from Borrower which exceeded the permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal Borrower owes under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial payment.

     11.  Conversion.  At any time after the occurrence of an Event of Default,
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the holder(s) hereof may convert all or part of the balance of principal and interest due under the Note (or any portion thereof which is $1,000 or a multiple thereof) into shares of common stock of Orca, $.001 par value per share, at the conversion price equal to the lesser of (i) $.50 per share or (ii) 50% of the market price per share on the date of such Event of Default. The amount of the

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conversion price will be subject to adjustment in the event of any split or reverse split of such common stock, in which event the conversion price will be adjusted as of the close of business on the date such split or reverse split becomes effective by a proportionate reduction or increase (as the case may be) therein. In the event Orca consolidates with or merges into any other corporation or transfers substantially all of its assets to any other corporation, the surviving or acquiring corporation will execute and deliver to the holder(s) at that time a supplement to the Note providing that such holders have the right to thereafter convert the Note into the kind and amount of stock or other securities receivable upon such consolidation, merger or transfer by the holder(s) of the number of shares of Orca's common stock into which the Note might have been converted immediately prior to such consolidation, merger or transfer, and such supplement will provide for adjustments as nearly equivalent as practicable to the adjustments provided for by the foregoing provisions of this paragraph. The foregoing provisions of this paragraph will apply to successive occurrences requiring adjustment as aforesaid.

     Orca will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued common stock, $.001 par value per share, for the purpose of effecting the conversion of the Note as herein provided, the full number of shares of such common stock then issuable upon the conversion of the Note. All shares of such common stock which may be issued upon the conversion of the Note will, upon the issuance thereof, be fully paid and nonassessable.

     Lender acknowledges that the common stock to be issued upon exercise of the conversion right described has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless subsequently registered under the Act or unless Orca has first received an opinion of competent securities counsel that an exemption from registration is available for such resale. With regard to the restrictions on resales of such common stock, Lender is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; and (ii) that a restrictive legend will be placed on certificates representing the common stock which legend will read substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. FURTHERMORE, THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS


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     SECURITIES COUNSEL, THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS
     IS AVAILABLE.

     12.  Piggyback Registration Rights.  During the term of this Note the
          ------------------------------
Company may not file any registration statement with the Securities and Exchange commission (other than registration statements of the company filed on Form S-8 or Form S-4 including supplements thereto, but not additionally filed registration statements in respect of such securities, each as promulgated under the Act, pursuant to which the company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction) unless the Company provides the Holder with not less than ten (10) business days notice to the Holder of its intention to file such registration statement and provides the Holder the option to include therein any or all of the shares issuable upon conversion of this Note pursuant to paragraph 11 hereof (the "Conversion Shares"). The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Conversion Shares have been sold in accordance with an effective registration statement of upon payment in full of this Note. The Company will pay all registration expenses in connection therewith.

     13.  Demand Registration Rights.  At any time during the term of this Note
          ---------------------------
when the Conversion Shares are not registered pursuant to an effective registration statement the Holder may make a written request for the registration under the Act (a "Demand Registration"), of all or any portion of the Conversion Shares, and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Conversion Shares proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Conversion Shares under this paragraph 13 shall be limited to two such registrations. In any registration initiated as a Demand Registration, the Company will pay all registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least two
(2) years or such shorter period when all Conversion Shares included therein have been sold in accordance with such Demand Registration; provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the company or any governmental authority to sell Conversion Shares under such registration statement shall not count towards such two (2) year period.

     14.  Waivers.  Borrower and any other person who have obligations under
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this Note waive the rights of presentment, notice of dishonor, notice of protest and notices of every other kind and natures. Borrower also waives any defense based upon an election of remedies.

     15.  General Provisions.  This Note shall be binding upon Borrower, its
          -------------------
successors and assigns. This Note and all documents and instruments associated herewith shall be governed by and construed and interpreted in accordance with the laws of the State of Utah, without regard to its conflict of laws principles. Time is of the essence hereof.

     16.  Governing Law; Jurisdiction; Venue.  This Note and all acts and
          -----------------------------------
transactions hereunder and all rights and obligations of Lender and Borrower shall be governed by, and

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

construed in accordance with, the laws of the State of Utah, without regard to its conflict of laws principles. Any undefined term used in this Note that is defined in the Utah Uniform Commercial Code shall have the meaning assigned to that term in the Utah Uniform Commercial Code. As a material part of the consideration to Lender to enter into this Note, Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall at Lender's option, be litigated in courts located within Utah, and that the exclusive venue therefor shall be, at Lender's option, Salt Lake County or the county in which Borrower's chief executive office is located; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by persona delivery of any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     17.  Security Agreement.  The obligation evidenced by this Note is secured
          ------------------
by that certain Security Agreement executed on or about August 28, 1998 by Borrower in favor of Lender.

     18.  Entire Agreement in Writing.  This written agreement, and any other
          ----------------------------
documents executed in connection herewith, are the final expression of the agreement and understanding of Borrower and Lender with respect to the general subject matter hereof and supersede any previous understanding, negotiations or discussions, whether written or oral. This written agreement, and any other documents executed in connection herewith, may not be contradicted by evidence of any alleged oral agreement.

     DATED as of the date first above written.

                              ORCA TECHNOLOGIES, INC.,
                              a Utah corporation


                              By:
                              Its:  Roger P. Vallo, President

                              TELEVAR, INC., a Washington corporation


                              By:    /s/ Roger P. Vallo
                                    ____________________________________
                              Its:  Roger P. Vallo, President

                              MONITRx , INC., a Utah corporation


                              By:    /s/ Roger P. Vallo
                                    ____________________________________
                              Its:  Roger P. Vallo, President

                              DIGITAL NETWORK ASSOCIATES, INC.,
                               a Utah corporation

                                       7
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                              By:    /s/ Roger P. Vallo
                                    ____________________________________
                              Its:  Roger P. Vallo, President

                                       8